UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 3, 2020

LEGGETT & PLATT, INCORPORATED
(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road,
Carthage,	MO	64836
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 417-358-8131
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	LEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.
Our reportable segments are the same as our operating segments, which also correspond with our management organizational structure. To reflect how we manage our newly aligned businesses and in conjunction with the change in executive officer leadership, our management organizational structure and all related internal reporting changed effective January 1, 2020. As a result, our segment reporting will change to reflect the new structure beginning with our 2020 first quarter Form 10-Q. The modified structure will consist of three segments, seven business groups, and 15 business units organized as follows:

Bedding Products [1]	Specialized Products	Furniture, Flooring & Textile Products [2]
Segment	Segment	Segment
BEDDING GROUP	AUTOMOTIVE GROUP	HOME FURNITURE GROUP
Steel Rod	Automotive	Home Furniture
Drawn Wire
U.S. Spring	AEROSPACE PRODUCTS GROUP	WORK FURNITURE GROUP
Specialty Foam	Aerospace Products	Work Furniture
Adjustable Bed
International Spring	HYDRAULIC CYLINDERS	FLOORING & TEXTILE
Machinery	GROUP	PRODUCTS GROUP
	Hydraulic Cylinders	Flooring Products
Fabric Converting
Geo Components
1 The new segment consists of the former Residential Products and Industrial Products segments, plus the Consumer Products Group (which is renamed the Adjustable Bed business unit), minus the Fabric & Flooring Products Group (which is renamed the Flooring & Textile Products Group).
2 The new segment consists of the former Furniture Products segment, plus the Fabric & Flooring Products Group (which is renamed the Flooring & Textile Products Group) minus the Consumer Products Group (which is renamed the Adjustable Bed business unit).
Attached as Exhibit 99.1 is a Revised Overview of Segments and Revised Segment Financial Data, which contains certain revised unaudited segment financial data for each annual and quarterly period from 2015 through 2019. This financial data reflects the reportable segments the Company will use to present its first quarter financial results for 2020 and is being provided to facilitate the comparison of such results with prior financial periods. While this financial data reflects the change in the Company’s reportable segments described above, the Company is not in any way revising or restating historical consolidated financial statements for any period. The Company’s consolidated net sales, earnings from continuing operations before interest and taxes, earnings from continuing operations, net earnings and net earnings per share remain unchanged for all periods presented.
This information, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be incorporated by reference into any document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Revised Overview of Segments and Revised Segment Financial Data for each annual and quarterly period in years 2015 through 2019

101.INS	Inline XBRL Instance Document (the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document)

101.SCH**	Inline XBRL Taxonomy Extension Schema

101.CAL**	Inline XBRL Taxonomy Extension Calculation Linkbase

101.DEF**	Inline XBRL Taxonomy Extension Definition Linkbase

101.LAB**	Inline XBRL Taxonomy Extension Label Linkbase

101.PRE**	Inline XBRL Taxonomy Extension Presentation Linkbase

104	Cover Page Interactive Data File (embedded within the Inline XBRL document contained in Exhibit 101)

* Denotes Furnished herewith.
** Denotes Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: April 3, 2020	By:	/s/ SCOTT S. DOUGLAS
Scott S. Douglas
Senior Vice President -
General Counsel & Secretary

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